                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                            EQUITY GROWTH PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               2.0%
Capital Goods                18.0%
Communication Services        2.4%
Consumer Cyclicals           10.5%
Consumer Staples             15.1%
Energy                        0.9%
Financial                    26.0%
Health Care                   1.9%
Technology                   11.6%
Transportation                8.7%
Other                         2.9%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
              ------------------------------------------
                             ONE        AVERAGE ANNUAL
                 YTD         YEAR     SINCE INCEPTION(3)
              ----------  ----------  ------------------
PORTFOLIO...      15.70%      33.51%          33.57%
INDEX.......      17.71%      30.17%          35.78%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                 PERCENT OF
SECURITY                         INDUSTRY        NET ASSETS
---------------------------  ----------------  ---------------
Continental Airlines, Inc.,
 Class B                      Transportation           8.7%
Clear Channel
 Communications, Inc.        Consumer Staples          5.5%
United Technologies Corp.     Capital Goods            5.1%
Loews Corp.                     Financial              4.9%
American Express Co.            Financial              3.6%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Financial                  $   8,405        26.0%
Capital Goods                  5,829        18.0%
Consumer Staples               4,878        15.1%
Technology                     3,766        11.6%
Consumer Cyclicals             3,407        10.5%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the judgement of Morgan Stanley Asset Management, provide above-average potential for capital growth.

For the six months ended June 30, 1998, the Portfolio had a total return of 15.70% compared to 17.71% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 33.51% compared to 30.17% for the Index. From inception on January 2, 1997 to June 30, 1998, the Portfolio had an average annual total return of 33.57% compared to 35.78% for the Index.

After a strong first quarter, the Portfolio had a disappointing second quarter. While some of our large positions performed very well in the second quarter (notably Clear Channel and General Motors which added approximately 0.69% and 0.39% to total return, respectively), these gains were not enough to offset the weakness we experienced when Cendant, a top ten holding, fell precipitously on its mid-April announcement of "accounting irregularities" in the company's CUC division. Cendant resulted from the merger of CUC and HFS last December. The stock plummeted about 46%, falling as low as $17. Although the final audit report is not yet available, our initial reaction was that the market overreacted by taking the stock down so far, so fast. (At prices in the teens the market had effectively wiped out most of the value of the CUC business.) We believe the core franchise and membership business models of the company remain intact but there is more uncertainty now. We await the final audit report with about a 2% position in the stock, having reduced our exposure substantially.

The Portfolio is very much a mix of what we call "classic" or familiar growth issues such as Microsoft, less familiar or traditional growth stocks such as Continental Airlines and Loews, and stocks which fall somewhere in between (Clear Channel is a clean, "classic" growth story but not necessarily a familiar or household name yet). Another important characteristic of our style is what we call "opportunistic concentration" which refers to our ability, when we have very high conviction in a stock, to take as much as a 10% weighting in the issue. Our belief is that concentration may lead

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

to greater than average volatility but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" seeks to avoid. We may be wrong, as we were with Cendant this quarter, but we cannot be faulted for not knowing our companies. Over the longer term, we think the ability to concentrate in issues where we have extremely high conviction should lead to strong performance.

Although there is much discussion today about lofty valuation levels and the risk that weakness in Asia poses for the U.S. equity market, as we look forward, we see ample opportunities for capital appreciation in individual stocks. The fact that we have no dearth of new, exciting growth ideas for the Portfolio is the primary reason that we remain constructive on the prospects for the market, in general. At June 30, one of our largest positions was Continental Airlines, which seems exciting for several reasons. At $61, the stock trades at only ten times consensus earnings expectations for 1998. Such a low valuation in todays market implies that investors are wary about the company's ability to show off the 1998 base. We believe that consensus earnings per share expectations of $5.75 for 1998 and $5.95 for 1999 are too conservative. Like other airlines, Continental has recently begun to deploy free cash flow into share repurchases. This is very accretive to EPS and should enhance value over time. In addition to using strong cash flow from operations, we anticipate that the company will monetize its stake in Amadeus, an international reservation system, over the next 6-12 months. This should create cash proceeds of $300 million or more, in exchange for an asset with no earnings. Management has committed publicly to using all of those proceeds for share repurchase. At or near current prices, this would eliminate 6% of total shares outstanding.

In essence, we think investors are overstating the risks for the airline industry (higher oil prices, economic recession) and underappreciating the positive structural changes that have and should continue to benefit airlines. Pricing should remain strong and capacity growth is restrained. Code-share alliances enhance growth prospects without use of capital, and costs, in general, are coming down. Travel agent commissions have dropped and should drop further, deleveraging has led to lower sustainable interest costs, and upgrading fleets will reduce oil from 15% to 10% of total costs over the next few years. Because its hubs (Houston, Cleveland, Newark) are more underutilized than most, Continental has greater capacity growth than many of the larger cap airlines--10% this year, 8-10% next year and 5%+ in 2000. All things being equal, this should enhance valuation.

We also continue to like Clear Channel Communications, which has been a strong performer year-to-date (up 37.4%) and in 1997 (up 119%). Following the company's recent acquisition of More Group in the United Kingdom, Clear Channel has become the largest "out of home" advertising media company in the world. Extremely well managed, Clear Channel has been a leader in consolidating the radio and TV station business in the United States, and, more recently, the billboard industry. Radio and billboard share some very positive characteristics: extremely low capital reinvestment, high profit margins, and the probability of secular growth through market share gains against traditional television advertising. Clear Channel was just starting to buy radio stations outside the United States (New Zealand, Czech Republic, Mexico), but the More acquisition catapults the company into the global arena. More is the world's largest player in outdoor furniture advertising (ads on buses, city benches, telephone booths, etc.). More's presence in overseas markets will allow Clear Channel to consolidate outdoor furniture advertising further, as well as accelerating its international growth in billboards and radio. Consensus expectations for Clear Channel call for cash Earnings Per Share EPS of $3.15 this year and $3.80 next year. We estimate the numbers will be more like $3.25 and $4.25, with dynamic growth projected off the 1999 base.

Loews is clearly one of our "less traditional" growth stock holdings. Although the stock was weak in May and June we continue to believe business fundamentals are intact. Loews, the Tisch family holding company, has a strong track record of investments by management but investors are placing an incredibly low valuation on the stock--less than nine times projected 1998 operating profits and less than one times projected year-end book value. We think there are three primary reasons the stock commands such a low valuation. First, Loews owns Lorillard, the cigarette manufacturer. Second, the company holds a large and widely publicized S&P 500 put position. The total put investment may exceed $1 billion. This investment was first made in the summer of 1997 and thus is significantly unprofitable so far. Third, the company is, from time to time, an aggressive buyer of its shares but for over a year it has not repurchased any stock. We see a lot of reasons to be enthusiastic, however. First, Loews is a book value growth machine. Over the past 12 years, Loews book value per share has compounded at a 15% annual rate. Its stock price though, has grown at less than half that rate. Even assuming a slowdown to 10% annual growth, the book value will exceed $100 by the end of next year. Loews is also compelling based on sum of the parts valuation, and share repurchases will eventually return. The company owns large stakes in two publicly traded stocks--CNA Financial and Diamond Offshore. Adding the value of these positions to conservative estimates of the company's 100%-owned assets, Loews stock is the cheapest it has been in years. CNA per Loews share is about $63, while the value of Diamond Offshore per Loews share equates to about $24. Net cash per share is about $20, while the company's hotel business is conservatively valued at $8 per share or more. Hence, even valuing Lorillard at zero gets you to $115, 32% above the current price. But if we put a six Price/Earnings on Lorillard (a discount to publicly traded cigarette stocks), the value would be about $21 per Loews share. While management is obviously bearish and

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

wants to conserve cash, at some point we expect the company to repurchase its stock aggressively. This would be very accretive to book value per share growth, EPS and net asset value per share. Finally, we view the stock as an excellent hedge should the U.S. market finally crack. We believe, particularly in the case of a significant market decline, that Loews could be one of the very best performing stocks on a relative basis.

The final stock we highlight is a true "classic" growth stock and one of the few technology issues we own. Typically, we avoid large investments in technology issues because it is so hard to stay ahead of the information curve. We have made an exception with Microsoft. The stock sold off in April and May related to the Department of Justice suit. Our view is that the threat of government action was exaggerated by investors. While the stock has surged to new highs recently and it is not at all cheap statistically, we believe Microsoft offers a powerful combination of growth, extremely high margins and low risk of competitive threats.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (97.1%)
  BASIC MATERIALS (2.0%)
    CHEMICALS (1.1%)
       4,800   E.I. du Pont de Nemours & Co.....................  $   358
                                                                  -------
    CHEMICALS (DIVERSIFIED) (0.9%)
       5,400   Monsanto Co......................................      302
                                                                  -------
  TOTAL BASIC MATERIALS.........................................      660
                                                                  -------
  CAPITAL GOODS (18.0%)
    AEROSPACE/DEFENSE (5.3%)
       8,800   Cordant Technologies, Inc........................      406
   (a)12,800   Gulfstream Aerospace Corp........................      595
       7,000   Northrop Grumman Corp............................      722
                                                                  -------
                                                                    1,723
                                                                  -------
    MACHINERY (DIVERSIFIED) (1.8%)
      11,900   Case Corp........................................      574
                                                                  -------
    MANUFACTURING (DIVERSIFIED) (7.2%)
       3,900   Textron, Inc.....................................      280
       6,100   Tyco International Ltd...........................      384
      18,000   United Technologies Corp.........................    1,665
                                                                  -------
                                                                    2,329
                                                                  -------
    OFFICE EQUIPMENT & SUPPLIES (3.7%)
   (a)16,300   Knoll, Inc.......................................      481
       5,500   Pitney Bowes, Inc................................      265
       4,500   Xerox Corp.......................................      457
                                                                  -------
                                                                    1,203
                                                                  -------
  TOTAL CAPITAL GOODS...........................................    5,829
                                                                  -------
  COMMUNICATION SERVICES (2.4%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
    (a)1,100   Associated Group, Inc., Class A..................       45
    (a)3,100   Associated Group, Inc., Class B..................      123
                                                                  -------
                                                                      168
                                                                  -------
    TELECOMMUNICATIONS (LONG DISTANCE) (1.9%)
       4,900   AT&T Corp........................................      280
    (a)6,700   WorldCom, Inc....................................      325
                                                                  -------
                                                                      605
                                                                  -------
  TOTAL COMMUNICATION SERVICES..................................      773
                                                                  -------
  CONSUMER CYCLICALS (10.5%)
    AUTO PARTS & EQUIPMENT (0.4%)
       3,900   ITT Industries, Inc..............................      146
                                                                  -------
    AUTOMOBILES (2.4%)
      11,500   General Motors Corp..............................      768
                                                                  -------
    GAMING, LOTTERY & PHARMACEUTICAL COMPANIES (0.7%)
    (a)2,100   Harrah's Entertainment, Inc......................       49
       6,900   International Game Technology....................      167
                                                                  -------
                                                                      216
                                                                  -------
    LODGING--HOTELS (0.6%)
       7,100   Hilton Hotels Corp...............................      202
                                                                  -------

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
    PUBLISHING (0.3%)
    (a)7,000   PRIMEDIA, Inc....................................  $    95
                                                                  -------
    PUBLISHING (NEWSPAPERS) (1.5%)
       2,200   Gannett Co., Inc.................................      156
       3,600   Pulitzer Publishing Co...........................      321
                                                                  -------
                                                                      477
                                                                  -------
    RETAIL (BUILDING SUPPLIES) (1.4%)
       5,350   Home Depot, Inc..................................      444
                                                                  -------
    RETAIL (SPECIALTY) (0.4%)
    (a)4,900   Staples, Inc.....................................      142
                                                                  -------
    SERVICES (ADVERTISING/MARKETING) (0.4%)
    (a)4,600   Young & Rubicam, Inc.............................      147
                                                                  -------
    SERVICES (COMMERCIAL & CONSUMER) (2.4%)
   (a)36,879   Cendant Corp.....................................      770
                                                                  -------
  TOTAL CONSUMER CYCLICALS......................................    3,407
                                                                  -------
  CONSUMER STAPLES (15.1%)
    BEVERAGES (NON-ALCOHOLIC) (2.5%)
       3,600   Coca-Cola Co.....................................      308
      12,600   Coca-Cola Enterprises, Inc.......................      494
                                                                  -------
                                                                      802
                                                                  -------
    BROADCASTING (TV, RADIO, CABLE) (5.9%)
   (a)16,300   Clear Channel Communications, Inc................    1,779
       3,000   Comcast Corp., Class A...........................      119
                                                                  -------
                                                                    1,898
                                                                  -------
    ENTERTAINMENT (1.8%)
    (a)7,400   SFX Entertainment, Inc., Class A.................      339
       2,900   Time Warner, Inc.................................      248
                                                                  -------
                                                                      587
                                                                  -------
    FOODS (2.1%)
       3,000   Quaker Oats Co...................................      165
       2,300   Ralston-Ralston Purina Group.....................      269
       2,600   Wm. Wrigley Jr. Co...............................      255
                                                                  -------
                                                                      689
                                                                  -------
    RESTAURANTS (0.8%)
    (a)7,600   Brinker International, Inc.......................      146
       3,200   Cracker Barrel Old Country Store, Inc............      102
                                                                  -------
                                                                      248
                                                                  -------
    TOBACCO (2.0%)
      16,600   Philip Morris Cos., Inc..........................      654
                                                                  -------
  TOTAL CONSUMER STAPLES........................................    4,878
                                                                  -------
  ENERGY (0.9%)
    OIL & GAS (DRILLING) (0.9%)
       4,200   Diamond Offshore Drilling, Inc...................      168
       1,600   Schlumberger Ltd.................................      109
                                                                  -------
  TOTAL ENERGY..................................................      277
                                                                  -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------
  FINANCIAL (26.0%)
    BANKS (MAJOR REGIONAL) (0.7%)
         667   Wells Fargo & Co.................................  $   246
                                                                  -------
    BANKS (MONEY CENTER) (4.2%)
       4,300   BankAmerica Corp.................................      372
       4,788   Chase Manhattan Corp.............................      361
       2,700   Citicorp.........................................      403
       1,800   J.P. Morgan & Co., Inc...........................      211
                                                                  -------
                                                                    1,347
                                                                  -------
    CONSUMER FINANCE (0.2%)
       1,700   MBNA Corp........................................       56
                                                                  -------
    FINANCIAL (DIVERSIFIED) (3.6%)
      10,200   American Express Co..............................    1,163
                                                                  -------
    INSURANCE (LIFE & HEALTH) (1.1%)
       3,600   Provident Companies, Inc.........................      124
       4,900   Reinsurance Group of America, Inc................      251
                                                                  -------
                                                                      375
                                                                  -------
    INSURANCE (MULTI-LINE) (6.8%)
      18,100   Loews Corp.......................................    1,577
       3,500   Nationwide Financial Services, Inc., Class A.....      178
       7,200   Travelers Group, Inc.............................      437
                                                                  -------
                                                                    2,192
                                                                  -------
    INSURANCE (PROPERTY-CASUALTY) (8.1%)
       7,000   Ace Ltd..........................................      273
       6,300   Allstate Corp....................................      577
       (a)10   Berkshire Hathaway, Inc., Class A................      783
       3,000   CMAC Investment Corp.............................      185
       1,400   General Re Corp..................................      355
         900   Progressive Corp.................................      127
       7,321   St. Paul Companies, Inc..........................      308
                                                                  -------
                                                                    2,608
                                                                  -------
    INVESTMENT BANKING & BROKERAGE (1.0%)
       3,400   Merrill Lynch & Co...............................      314
                                                                  -------
    SAVINGS & LOANS (0.3%)
       2,400   Washington Mutual, Inc...........................      104
                                                                  -------
  TOTAL FINANCIAL...............................................    8,405
                                                                  -------
                                                                    VALUE
   SHARES                                                           (000)
-------------------------------------------------------------------------

  HEALTH CARE (1.9%)
    HEALTH CARE (DRUGS-MAJOR PHARMACIES) (1.9%)
       2,000   Eli Lilly & Co...................................  $   132
       2,200   Merck & Co., Inc.................................      294
       1,600   Pfizer, Inc......................................      174
                                                                  -------
  TOTAL HEALTH CARE.............................................      600
                                                                  -------
  TECHNOLOGY (11.6%)
    COMMUNICATION EQUIPMENT (1.1%)
    (a)1,000   ADC Telecommunications, Inc......................       37
    (a)1,300   Ciena Corp.......................................       91
       2,500   Motorola, Inc....................................      131
    (a)1,200   Tellabs, Inc.....................................       86
                                                                  -------
                                                                      345
                                                                  -------
    COMPUTERS (HARDWARE) (1.2%)
    (a)2,600   Dell Computer Corp...............................      241
       1,300   International Business Machines Corp.............      149
                                                                  -------
                                                                      390
                                                                  -------
    COMPUTERS (NETWORKING) (0.8%)
    (a)2,900   Cisco Systems, Inc...............................      267
                                                                  -------
    COMPUTERS (SOFTWARE & SERVICES) (4.5%)
       2,900   America Online, Inc..............................      307
       3,000   Computer Associates International, Inc...........      167
    (a)8,400   Microsoft Corp...................................      910
    (a)4,500   Software.net Corp................................       86
                                                                  -------
                                                                    1,470
                                                                  -------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.7%)
    (a)5,200   Ingram Micro, Inc., Class A......................      230
                                                                  -------
    ELECTRONICS (DEFENSE) (2.1%)
   (a)11,400   Litton Industries, Inc...........................      673
                                                                  -------
    ELECTRONICS (SEMICONDUCTORS) (1.2%)
       3,000   Intel Corp.......................................      222
       2,800   Linear Technology Corp...........................      169
                                                                  -------
                                                                      391
                                                                  -------
  TOTAL TECHNOLOGY..............................................    3,766
                                                                  -------
  TRANSPORTATION (8.7%)
    AIRLINES (8.7%)
   (a)46,300   Continental Airlines, Inc., Class B..............    2,819
                                                                  -------
  TOTAL COMMON STOCKS (COST $29,566)............................   31,414
                                                                  -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
-------------------------------------------------------------------------

SHORT-TERM INVESTMENT (5.3%)
  REPURCHASE AGREEMENT (5.3%)
      $1,699   Chase Securities, Inc. 5.40%, dated 6/30/98, due
                 7/1/98, to be repurchased at $1,699,
                 collateralized by U.S. Treasury Bonds, 11.25%,
                 due 2/15/15, valued at $1,743
                 (COST $1,699)..................................  $ 1,699
                                                                  -------

TOTAL INVESTMENTS (102.4%) (COST $31,265).....    33,113
                                                --------
OTHER ASSETS (1.2%)
  Receivable for Investments Sold....  $   245
  Receivable for Portfolio Shares
   Sold..............................      114
  Dividends Receivable...............       26
  Other Assets.......................        1       386
                                       -------
LIABILITIES (-3.6%)
  Payable for Investments
   Purchased.........................   (1,100)
  Custodian Fees Payable.............      (17)
  Investment Advisory Fees Payable...      (15)
  Professional Fees Payable..........      (13)
  Administrative Fees Payable........       (6)
  Other Liabilities..................       (4)   (1,155)
                                       -------  --------
NET ASSETS (100%)....................           $ 32,344
                                                --------
                                                --------
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
Applicable to 2,194,279 outstanding $0.001 par
  value shares (authorized 500,000,000
  shares).....................................  $  14.74
                                                --------
                                                --------

NET ASSETS CONSIST OF:
Paid in Capital...............................  $ 28,931
Undistributed Net Investment Income...........        43
Accumulated Net Realized Gain.................     1,522
Unrealized Appreciation on Investments........     1,848
                                                --------
NET ASSETS....................................  $ 32,344
                                                --------
                                                --------

---------------

(a)   --  Non-income producing security

----------------------------------------------------------------

At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  31,265    $   2,793       $    (945)      $   1,848

----------------------------------------------------------------

For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $30,945,000 and $13,893,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,
                                              1998
                                         (UNAUDITED)
                                             (000)
--------------------------------------------------

INVESTMENT INCOME:
  Dividends                                $   91
  Interest                                     31
                                       -----------
    Total Income                              122
                                       -----------
EXPENSES:
  Investment Advisory Fees                     52
  Less: Fees Waived                           (31)
                                       -----------
  Net Investment Advisory Fees                 21
  Administrative Fees                          26
  Professional Fees                            13
  Custodian Fees                               10
  Shareholder Reports                           9
  Directors' Fees and Expenses                  1
                                       -----------
    Net Expenses                               80
                                       -----------
Net Investment Income                          42
                                       -----------
NET REALIZED GAIN ON:
  Investments Sold                          1,347
                                       -----------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                 912
                                       -----------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                 2,259
                                       -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $2,301
                                       -----------
                                       -----------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              PERIOD
                                         SIX MONTHS             FROM
                                              ENDED       JANUARY 2,
                                           JUNE 30,            1997*
                                               1998      TO DECEMBER
                                         (UNAUDITED)        31, 1997
                                              (000)              (000)
--------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                    $    42          $    22
  Net Realized Gain                          1,347              665
  Change in Unrealized
    Appreciation/Depreciation                  912              936
                                       ------------         -------
  Net Increase in Net Assets
    Resulting from Operations                2,301            1,623
                                       ------------         -------
DISTRIBUTIONS:
  Net Investment Income                         --              (21)
  Net Realized Gain                             --             (490)
                                       ------------         -------
  Total Distributions                           --             (511)
                                       ------------         -------
CAPITAL SHARE TRANSACTIONS(1):
 Subscribed                                 21,699           11,079
 Distributions Reinvested                       --              374
 Redeemed                                   (4,075)            (146)
                                       ------------         -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions          17,624           11,307
                                       ------------         -------
 Total Increase in Net Assets               19,925           12,419
NET ASSETS:
  Beginning of Period                       12,419               --
                                       ------------         -------
  End of Period (Including
    undistributed net investment
    income of $43 and $1,
    respectively)                          $32,344          $12,419
                                       ------------         -------
                                       ------------         -------
--------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                      1,494              956
      Shares Issued on Distributions
       Reinvested                               --               30
      Shares Redeemed                         (275)             (11)
                                       ------------         -------
    Net Increase in Capital Shares
     Outstanding                             1,219              975
                                       ------------         -------
                                       ------------         -------
--------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                              SIX MONTHS
                                                   ENDED              PERIOD FROM
                                                JUNE 30,         JANUARY 2, 1997*
                                                    1998          TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)                     1997
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 12.74               $   10.00
                                              -------                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.02                    0.02
  Net Realized and Unrealized Gain               1.98                    3.27
                                              -------                 -------
  Total From Investment Operations               2.00                    3.29
                                              -------                 -------
DISTRIBUTIONS
  Net Investment Income                            --                   (0.02)
  Net Realized Gain                                --                   (0.53)
                                              -------                 -------
  Total Distributions                              --                   (0.55)
                                              -------                 -------
NET ASSET VALUE, END OF PERIOD                $ 14.74               $   12.74
                                              -------                 -------
                                              -------                 -------
TOTAL RETURN                                    15.70%                  33.05%
                                              -------                 -------
                                              -------                 -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $32,344               $  12,419
Ratio of Expenses to Average Net
  Assets                                         0.85%**                 0.85%**
Ratio of Net Investment Income to
  Average Net Assets                             0.42%**                 0.41%**
Portfolio Turnover Rate                            73%                    172%
---------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                    $  0.01               $    0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.15%**                 2.05%**
  Net Investment Income (Loss) to
    Average Net Assets                           0.12%**                (0.80)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

M organ Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the Equity Growth Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Equity Growth Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                FROM $500
                              FIRST $500      MILLION TO $1   MORE THAN $1
PORTFOLIO                       MILLION          BILLION         BILLION
--------------------------  ---------------  ---------------  -------------
Equity Growth.............         0.55%            0.50%           0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.